                                                                    EXHIBIT 99.1

                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2000-A

                                  TERM SHEET

                              Subject to Revision

The Issuing Trust

AmeriCredit Automobile Receivables Trust 2000-A is a Delaware business trust. The issuing trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.

Seller

AFS Funding Corp., or AFS Funding, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. AFS Funding will sell the auto loans to the issuing trust.

Servicer and Originator

AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit originated the auto loans and will service them on behalf of the issuing trust.

The Insurer

Financial Security Assurance Inc., or Financial Security, is a New York financial guaranty insurance company. Financial Security will issue a policy, which will guarantee the payment of timely interest and principal due on the notes but only as described in the section of the prospectus supplement titled "The Policy."

The Trustee

Bank One, N.A., or Bank One, is a national banking association. Bank One will be the trust collateral agent, the indenture trustee and the backup servicer.

Statistical Calculation Date

 .    January 20, 2000. This is the date we used in preparing the statistical information used in this term sheet.

Initial Cutoff Date

 .    February 3, 2000. The issuing trust will receive amounts collected on the auto loans after this date.

Closing Date

 .    On or about February 8, 2000.

Description of the Securities

The issuing trust will issue four classes of its asset backed notes. The notes are designated as the "Class A-1 Notes," the "Class A-2 Notes," the "Class A-3 Notes" and the "Class A-4 Notes."

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:


                                                   Final
            Initial Note                         Scheduled
             Principal                         Distribution
 Class        Balance       Interest Rate          Date
 -----     -------------    -------------      --------------
 A-1       $140,000,000       _____%            March 2001
 A-2       $248,000,000       _____%            October 2002
 A-3       $430,000,000       _____%            August 2004
 A-4       $182,000,000       _____%            December 2006


The notes will initially be issued in book-entry form only, and will be issued in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or Cedelbank, societe anonyme or in the Euroclear System in Europe.

The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."

Distribution Dates

 .    When AmeriCredit is the servicer:

     The distribution date will be the 5th day of each month, subject to the business day rule set forth below, commencing on March 6, 2000.

 .    If AmeriCredit is not the servicer:

     The distribution date will become the twelfth day of each month.

 .    Insured distributions:

     Financial Security will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month.

 .    Business day rule:

     If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

 .    Record dates:

     The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2, Class A-3 and Class A-4 Notes will be calculated on a "30/360" basis.

Principal

 .    Principal of the notes will be payable on each distribution date in an amount equal to

          (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, plus

          (2) the amount of excess interest collected on the auto loans during the prior calendar month, after paying interest on the notes and other expenses, which will be used to pay principal on the notes on that distribution date, but only as necessary to build or maintain an amount of over-collateralization required by Financial Security.

     In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

 .    The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

     -    first, the Class A-1 Notes will be paid off;

     - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize, until they are paid off;

     - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

     - once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize, until they are paid off.

The Trust Assets

The issuing trust's assets will principally include:

 .    a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

 .    collections on the auto loans received after February 3, 2000;

 .    an assignment of the security interests in the vehicles securing the auto loan pool; and

 .    the pre-funding account.

The Auto Loan Pool

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers and then acquired by AmeriCredit. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the auto loans in the pool as of January 20, 2000. The statistical distribution of the characteristics of the auto loan pool as of the initial cutoff date, which is February 3, 2000, will vary somewhat from the statistical distribution of those characteristics as of January 20, 2000, although that variance will not be material.

 .    As of January 20, 2000 the auto loans in the pool have:

     -    an aggregate principal balance of $518,267,996.22;

     -    a weighted average annual percentage rate of approximately 18.50%;

     -    a weighted average original maturity of approximately 60 months;

     -    a weighted average remaining maturity of approximately 59 months; and

     - an individual remaining term of not more than 72 months and not less than 3 months.

 .    As of February 3, 2000 the auto loans in the pool are expected to have an aggregate principal balance of approximately $500,000,000.

Pre-Funding Feature

Approximately $500,000,000 of the proceeds of the notes will be held by Bank One in a pre-funding account, and will be used to purchase additional auto loans from AFS Funding. The issuing trust will purchase the additional auto loans from time to time on or before April 30, 2000, from funds on deposit in this account.

These additional auto loans will also have been originated by AmeriCredit, and will not be materially different from the auto loans acquired by the issuing trust on the day of the closing.

The Insurance Policy

On the day of the closing, Financial Security will issue a financial guaranty insurance policy for the benefit of the noteholders. Under this policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and principal due on the notes during the term of the policy.

If, on any distribution date, the noteholders do not receive the full amount of the payment then due to them, the shortfall will be paid on the twelfth day of that month either from funds available from a spread account or from the proceeds of a drawing under the policy.

Optional Redemption

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.

Mandatory Redemption

 .    Each class of notes will be redeemed in part in the event that any pre-
     funding account moneys remain unused on April 30, 2000. The principal amount of each class of notes to be redeemed will be an amount equal to that class's pro rata share of the remaining amount.

 .    The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security is not in default, the power to declare an event of default will be held by Financial Security. In the case of an event of default, the notes will automatically be accelerated and subject to immediate payment at par. The policy issued by Financial Security does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay those amounts.

Federal Income Tax Consequences

For federal income tax purposes:

 .    Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as debt and the issuing trust will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as debt.

 .    Interest on the notes will be taxable as ordinary income

     -    when received by a holder using the cash method of accounting, and

     -    when accrued by a holder using the accrual method of accounting.

 .    Dewey Ballantine LLP has prepared the discussion under "Material Federal
     Income Tax Consequences" in the prospectus supplement and "Material Tax Considerations" in the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the notes to their original purchaser.

ERISA Considerations

Subject to the important considerations described under "ERISA Considerations" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Rating of the Notes

Each class of notes must receive "AAA" ratings from Standard & Poor's and "Aaa" ratings from Moody's in order to be issued.

The initial automobile loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

                  Composition of the Initial Automobile Loans
                    as of the Statistical Calculation Date

                                                        New                     Used                      Total
                                              ---------------------    ----------------------       ----------------
Aggregate Principal Balance/(1)/                    $121,258,529.71          $397,009,466.51         $518,267,996.22
Number of Automobile Loans                                    7,108                   29,402                  36,510
Percent of Aggregate Principal Balance                        23.40%                   76.60%                 100.00%
Average Principal Balance                           $     17,059.44          $     13,502.80         $     14,195.23
  Range of Principal Balances                 $356.24 to $52,380.95    $433.27 to $45,115.21
Weighted Average APR/(1)/                                     17.32%                   18.87%                  18.50%
  Range of APRs                                     (9.95% to 25.00%)        (9.95% to 29.00%)
Weighted Average Remaining Term                                  61                       58                      59
  Range of Remaining Terms                         (12 to 72 months)         (3 to 72 months)
Weighted Average Original Term                                   62                       59                      60
  Range of Original Terms                          (12 to 72 months)        (12 to 72 months)

(1) Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the automobile loans may not be equivalent to the automobile loans' aggregate yield on the aggregate principal balance.

              Distribution of the Initial Automobile Loans by APR
                    as of the Statistical Calculation Date

                                                                  % of Total
                        Aggregate   % of Aggregate   Number of     Number of
                        Principal      Principal    Automobile     Automobile
     APR Range        Balance/(1)/    Balance/(2)/    Loans        Loans/(2)/
-----------------   --------------- --------------  -----------   ------------
 9.000 to  9.999%   $    544,563.99       0.11%            31          0.08%
10.000 to 10.999         911,257.33       0.18%            52          0.14%
11.000 to 11.999       4,639,329.11       0.90%           253          0.69%
12.000 to 12.999      10,241,192.04       1.98%           572          1.57%
13.000 to 13.999      17,585,661.63       3.39%           987          2.70%
14.000 to 14.999      20,914,785.84       4.04%         1,190          3.26%
15.000 to 15.999      37,101,099.28       7.16%         2,167          5.94%
16.000 to 16.999      49,917,010.39       9.63%         3,069          8.41%
17.000 to 17.999      93,012,403.56      17.95%         6,107         16.73%
18.000 to 18.999      79,344,384.88      15.31%         5,583         15.29%
19.000 to 19.999      54,423,184.36      10.50%         3,906         10.70%
20.000 to 20.999      56,399,146.08      10.88%         4,369         11.97%
21.000 to 21.999      52,103,033.00      10.05%         4,353         11.92%
22.000 to 22.999      21,629,070.66       4.17%         1,918          5.25%
23.000 to 23.999      14,952,817.18       2.89%         1,482          4.06%
24.000 to 24.999       3,506,915.49       0.68%           356          0.98%
25.000 to 25.999         891,555.74       0.17%            96          0.26%
26.000 to 26.999          72,015.83       0.01%             9          0.02%
27.000 to 27.999          36,285.25       0.01%             5          0.01%
28.000 to 28.999          36,771.68       0.01%             4          0.01%
29.000 to 29.999           5,512.90       0.00%             1          0.00%
                    ---------------     ------         ------        ------

TOTAL               $518,267,996.22     100.00%        36,510        100.00%
                    ===============     ======         ======        ======

_____________________

(1)  Aggregate principal balances include some portion of accrued interest.
(2)  Percentages may not add to 100% because of rounding.

      Distribution of the Initial Automobile Loans by Geographic Location of Obligor as of the Statistical Calculation Date

                                                                                       % of Total
                                           % of Aggregate                              Number of
                          Aggregate          Principal             Number of           Automobile
  State            Principal Balance/(1)/   Balance/(2)/       Automobile Loans        Loans/(2)/
-----------        ----------------------  --------------      ----------------      --------------
Alabama               $ 11,517,960.65           2.22%                 778                 2.13%
Arizona                 16,605,062.72           3.20%               1,184                 3.24%
California              63,855,896.32          12.32%               4,220                11.56%
Colorado                 5,331,333.17           1.03%                 377                 1.03%
Connecticut              6,175,233.76           1.19%                 450                 1.23%
Delaware                 2,489,135.32           0.48%                 175                 0.48%
Florida                 40,512,706.88           7.82%               2,926                 8.01%
Georgia                 16,270,700.26           3.14%               1,075                 2.94%
Illinois                22,266,789.93           4.30%               1,555                 4.26%
Indiana                 10,331,063.11           1.99%                 734                 2.01%
Iowa                     3,451,284.10           0.67%                 254                 0.70%
Kansas                   3,751,621.33           0.72%                 274                 0.75%
Kentucky                 6,641,871.97           1.28%                 504                 1.38%
Louisiana                9,075,055.59           1.75%                 608                 1.67%
Maryland                10,683,526.23           2.06%                 711                 1.95%
Massachusetts            7,716,913.63           1.49%                 603                 1.65%
Michigan                18,630,638.91           3.59%               1,297                 3.55%
Minnesota                6,541,512.85           1.26%                 477                 1.31%
Mississippi              3,773,001.48           0.73%                 258                 0.71%
Missouri                 6,964,213.32           1.34%                 510                 1.40%
Nebraska                 2,336,995.56           0.45%                 173                 0.47%
Nevada                   8,470,411.47           1.63%                 610                 1.67%
New Jersey              14,666,659.58           2.83%               1,076                 2.95%
New Mexico               2,929,018.58           0.57%                 212                 0.58%
New York                25,836,666.13           4.99%               1,870                 5.12%
North Carolina          14,671,388.48           2.83%               1,043                 2.86%
Ohio                    24,642,721.33           4.75%               1,851                 5.07%
Oklahoma                 4,933,483.56           0.95%                 361                 0.99%
Pennsylvania            28,039,743.27           5.41%               2,086                 5.71%
South Carolina           5,653,476.81           1.09%                 387                 1.06%
Tennessee               10,009,336.80           1.93%                 697                 1.91%
Texas                   58,158,832.67          11.22%               3,865                10.59%
Virginia                14,130,453.40           2.73%                 988                 2.71%
Washington               7,429,299.22           1.43%                 519                 1.42%
West Virginia            3,357,254.62           0.65%                 242                 0.66%
Wisconsin                7,127,357.85           1.38%                 532                 1.46%
Other/(3)/              13,289,375.36           2.56%               1,028                 2.82%
                      ---------------         ------               ------               ------

TOTAL                 $518,267,996.22         100.00%              36,510               100.00%
                      ===============         ======               ======               ======

_____________________________

(1)  Aggregate principal balances include some portion of accrued interest.
(2)  Percentages may not add to 100% because of rounding.
(3)  States with aggregate principal balances less than $2,000,000.

Yield and Prepayment Consideration

     Prepayments can be made on any of the auto loans at any time.   If
prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

     The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

     The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

     Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

     The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

 .    the issuing trust includes three pools of auto loans with the characteristics set forth in the following table;

 .    all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

 .    each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

 .    the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 1 of this term sheet;

 .    interest accrues on the notes at the following assumed coupon rates: Class
     A-1 Notes, 6.076%; Class A-2 Notes, 6.58%; Class A-3 Notes, 7.08%; and Class A-4 Notes, 7.34%;

 .    payments on the notes are made on the fifth day of each month (except for the Class A-1 Notes for which payments are assumed to be made on the fifth day of each month or the next business day if the 5th is not a business day);

 .    the notes are purchased on February 8, 2000;

 .    the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

 .    the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

 .    all of the pre-funding account money is used to purchase additional auto loans;

 .    AmeriCredit exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

 .    accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the over-collateralization required by Financial Security is achieved; and

 .    the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to Bank One, the owner trustee and Financial Security.


                                                       Remaining
                Aggregate                                Term to
                Principal                  Assumed      Maturity    Seasoning
    Pool        Balance      Gross APR   Cutoff Date  (in Months)  (in Months)
  -------   --------------   ---------   -----------  -----------  -----------

     1      $  500,000,000     18.50%       2/1/00        59            1
     2      $  400,000,000     18.50%       3/1/00        60            0
     3      $  100,000,000     18.50%       4/1/00        60            0
            --------------
   Total    $1,000,000,000
            ==============


     The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

     The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

     The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

 .    multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

 .    adding the results, and

 .    dividing the sum by the related initial principal amount of the note.

           PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                  PERCENTAGES

                                         Class A-1 Notes                 Class A-2 Notes
                                    --------------------------      --------------------------
Distribution Date                   0.00%  1.00%  1.70%  2.50%      0.00%  1.00%  1.70%  2.50%
------------------                  -----  -----  -----  -----      -----  -----  -----  -----
Closing Date                         100    100    100    100        100    100    100    100
March 2000                            95     92     89     86        100    100    100    100
April 2000                            84     74     67     59        100    100    100    100
May 2000                              71     55     43     29        100    100    100    100
June 2000                             59     35     19      0        100    100    100    100
July 2000                             46     16      0      0        100    100     97     84
August 2000                           33      0      0      0        100     98     84     67
September 2000                        19      0      0      0        100     87     71     52
October 2000                           6      0      0      0        100     77     58     36
November 2000                          0      0      0      0         96     66     45     20
December 2000                          0      0      0      0         88     55     32      5
January 2001                           0      0      0      0         81     45     20      0
February 2001                          0      0      0      0         73     34      8      0
March 2001                             0      0      0      0         65     26      0      0
April 2001                             0      0      0      0         60     19      0      0
May 2001                               0      0      0      0         56     12      0      0
June 2001                              0      0      0      0         51      5      0      0
July 2001                              0      0      0      0         46      0      0      0
August 2001                            0      0      0      0         42      0      0      0
September 2001                         0      0      0      0         37      0      0      0
October 2001                           0      0      0      0         32      0      0      0
November 2001                          0      0      0      0         27      0      0      0
December 2001                          0      0      0      0         21      0      0      0
January 2002                           0      0      0      0         16      0      0      0
February 2002                          0      0      0      0         11      0      0      0
March 2002                             0      0      0      0          5      0      0      0
April 2002                             0      0      0      0          *      0      0      0
May 2002                               0      0      0      0          0      0      0      0
June 2002                              0      0      0      0          0      0      0      0
July 2002                              0      0      0      0          0      0      0      0
August 2002                            0      0      0      0          0      0      0      0
September 2002                         0      0      0      0          0      0      0      0
October 2002                           0      0      0      0          0      0      0      0
November 2002                          0      0      0      0          0      0      0      0
December 2002                          0      0      0      0          0      0      0      0
January 2003                           0      0      0      0          0      0      0      0
February 2003                          0      0      0      0          0      0      0      0
March 2003                             0      0      0      0          0      0      0      0
April 2003                             0      0      0      0          0      0      0      0
May 2003                               0      0      0      0          0      0      0      0
June 2003                              0      0      0      0          0      0      0      0
July 2003                              0      0      0      0          0      0      0      0
August 2003                            0      0      0      0          0      0      0      0
September 2003                         0      0      0      0          0      0      0      0
October 2003                           0      0      0      0          0      0      0      0
November 2003                          0      0      0      0          0      0      0      0
December 2003                          0      0      0      0          0      0      0      0
January 2004                           0      0      0      0          0      0      0      0
February 2004                          0      0      0      0          0      0      0      0
March 2004                             0      0      0      0          0      0      0      0
April 2004                             0      0      0      0          0      0      0      0
May 2004                               0      0      0      0          0      0      0      0
June 2004                              0      0      0      0          0      0      0      0
July 2004                              0      0      0      0          0      0      0      0
August 2004                            0      0      0      0          0      0      0      0
September 2004                         0      0      0      0          0      0      0      0
October 2004                           0      0      0      0          0      0      0      0
November 2004                          0      0      0      0          0      0      0      0
Weighted Average Life (in Years)    0.42   0.30   0.26   0.22       1.41   0.93   0.75   0.63

*Greater than 0.0% and less than 0.5%.

           PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                  PERCENTAGES

                                              Class A-3 Notes                             Class A-4 Notes
                                 ----------------------------------------    ----------------------------------------
Distribution Date                 0.00%      1.00%      1.70%      2.50%      0.00%      1.00%      1.70%      2.50%
------------------------         -------    -------    -------    -------    -------    -------    -------    -------
Closing Date                       100        100        100        100        100        100        100        100
March 2000                         100        100        100        100        100        100        100        100
April 2000                         100        100        100        100        100        100        100        100
May 2000                           100        100        100        100        100        100        100        100
June 2000                          100        100        100        100        100        100        100        100
July 2000                          100        100        100        100        100        100        100        100
August 2000                        100        100        100        100        100        100        100        100
September 2000                     100        100        100        100        100        100        100        100
October 2000                       100        100        100        100        100        100        100        100
November 2000                      100        100        100        100        100        100        100        100
December 2000                      100        100        100        100        100        100        100        100
January 2001                       100        100        100         95        100        100        100        100
February 2001                      100        100        100         87        100        100        100        100
March 2001                         100        100         99         81        100        100        100        100
April 2001                         100        100         94         75        100        100        100        100
May 2001                           100        100         89         69        100        100        100        100
June 2001                          100        100         84         63        100        100        100        100
July 2001                          100         99         79         57        100        100        100        100
August 2001                        100         95         74         51        100        100        100        100
September 2001                     100         91         70         45        100        100        100        100
October 2001                       100         87         65         39        100        100        100        100
November 2001                      100         83         60         34        100        100        100        100
December 2001                      100         79         56         29        100        100        100        100
January 2002                       100         75         51         23        100        100        100        100
February 2002                      100         71         47         18        100        100        100        100
March 2002                         100         67         42         13        100        100        100        100
April 2002                         100         64         38          9        100        100        100        100
May 2002                            97         60         34          4        100        100        100        100
June 2002                           94         56         30          0        100        100        100         98
July 2002                           90         52         26          0        100        100        100         88
August 2002                         87         49         22          0        100        100        100         78
September 2002                      83         45         18          0        100        100        100         69
October 2002                        80         41         14          0        100        100        100         59
November 2002                       76         38         11          0        100        100        100         51
December 2002                       73         34          7          0        100        100        100          0
January 2003                        69         31          4          0        100        100        100          0
February 2003                       66         27          *          0        100        100        100          0
March 2003                          62         24          0          0        100        100         93          0
April 2003                          58         20          0          0        100        100         85          0
May 2003                            54         17          0          0        100        100         78          0
June 2003                           50         14          0          0        100        100         71          0
July 2003                           46         10          0          0        100        100         65          0
August 2003                         42          7          0          0        100        100         58          0
September 2003                      38          4          0          0        100        100         52          0
October 2003                        34          1          0          0        100        100          0          0
November 2003                       30          0          0          0        100         95          0          0
December 2003                       26          0          0          0        100         87          0          0
January 2004                        21          0          0          0        100         80          0          0
February 2004                       17          0          0          0        100         73          0          0
March 2004                          12          0          0          0        100         66          0          0
April 2004                           8          0          0          0        100         60          0          0
May 2004                             3          0          0          0        100         53          0          0
June 2004                            0          0          0          0         96          0          0          0
July 2004                            0          0          0          0         85          0          0          0
August 2004                          0          0          0          0         74          0          0          0
September 2004                       0          0          0          0         62          0          0          0
October 2004                         0          0          0          0         50          0          0          0
November 2004                        0          0          0          0          0          0          0          0
Weighted Average Life (in Years)  3.34       2.53       2.00       1.57       4.63       4.17       3.49       2.69

*Greater than 0.0% and less than 0.5%.

Delinquency and Loan Loss Information

     The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all automobile loans it has purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit's portfolio of automobile loans serviced during each listed period, including automobile loans which do not meet the criteria for selection as an automobile loan.

                            Delinquency Experience

Financed vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.

                                                    At December 31,                                      At June 30,
                                    ---------------------------------------------  ------------------------------------------------
                                             1999                     1998                      1999                     1998
                                    ---------------------   ---------------------  ----------------------   -----------------------
                                    Number of               Number of               Number of                Number of
                                    Contracts    Amount     Contracts    Amount     Contracts    Amount      Contracts     Amount
                                    ---------  ----------   ---------  ----------  ----------- ----------   -----------  ----------
Portfolio at end of period/(1)/      461,194   $5,302,362    280,317   $3,082,420    366,262   $4,105,468      213,549   $2,302,516
Period of Delinquency/(2)/
   31-60 days/(3)/                    35,970   $  402,436     22,240   $  236,083     25,423   $  277,592       12,259   $  126,012
   61-90 days                          8,732       94,004      5,449       56,308      5,230       53,487        2,545       25,847
   91 days or more                     3,660       37,482      3,083       31,135      2,007       20,026        3,891       33,328
                                     -------   ----------    -------   ----------    -------   ----------      -------   ----------
Total Delinquencies                   48,362   $  533,922     30,772   $  323,526     32,660   $  351,105       18,695   $  185,187

Repossessed Assets                     4,256       48,003      2,675       30,204      3,207       37,773        1,732       18,818
                                     -------   ----------    -------   ----------    -------   ----------      -------   ----------
Total Delinquencies and
   Repossessed Assets                 52,618   $  581,925     33,447   $  353,730     35,867   $  388,878       20,427   $  204,005
                                     =======   ==========    =======   ==========    =======   ==========      =======   ==========

Total Delinquencies as a                10.5%        10.1%      11.0%        10.5%       8.9%         8.6%         8.8%         8.1%
   Percentage of the Portfolio

Total Repossessed Assets as a
   Percentage of the Portfolio           0.9%         0.9%       0.9%         1.0%       0.9%         0.9%         0.8%         0.9%
                                     -------   ----------    -------   ----------    -------   ----------      -------   ----------
Total Delinquencies and
 Repossessed Assets as a
 Percentage of the Portfolio            11.4%        11.0%      11.9%        11.5%       9.8%         9.5%         9.6%         8.9%
                                     =======   ==========    =======   ==========    =======   ==========      =======   ==========

____________________________________
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)  Amounts shown do not include loans which are less than 31 days delinquent.

                              Loan Loss Experience

                                                        Six Months Ended December 31,    Fiscal Year Ended June 30,
                                                        ------------------------------   --------------------------
                                                             1999            1998           1999           1998
                                                        ------------     -------------   ----------     -----------
Period-End Principal Outstanding/(1)/                     $5,302,362      $3,082,420     $4,105,468     $2,302,516
Average Month-End Amount Outstanding During the
 Period/(1)/                                               4,724,514       2,704,874      3,129,463      1,649,416
Net Charge-Offs/(2)/                                         100,907          65,773        147,344         88,002
Net Charge-Offs as a Percentage of Period-End
 Principal Outstanding/(3)/                                      3.8%            4.3%           3.6%           3.8%
Net Charge-Offs as a Percent of Average Month-End
 Amount Outstanding/(3)/                                         4.3%            4.8%           4.7%           5.3%

____________________________________

(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.
(3)  Annualized.